Managed Portfolio Series

Ecofin Sustainable Water Fund
(the “Fund”)

Supplement dated August 1, 2022, to the Prospectus
dated February 2, 2022, as amended
_____________________________________________________________________________________

Effective immediately:
•the section entitled “Investment Adviser, Sub-Adviser, and Portfolio Managers” on page 10 of the Prospectus is hereby deleted and replaced with the following:
Investment Adviser, Sub-Adviser, and Investment Professionals
TCA Advisors is the Fund’s investment adviser. Ecofin Advisors, LLC is the Fund’s sub-adviser. Effective July 2022, primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of Brent Newcomb, Senior Managing Director of the Sub-Adviser and President of Ecofin Investments, LLC, and Chris Ottinger, Vice President and Investment Analyst of the Adviser.
•the section entitled “Portfolio Managers” on page 28 of the Prospectus is hereby deleted and replaced with the following:
Investment Professionals
The Fund’s Investment Committee oversees all portfolio management activities and establishes the Fund’s strategy. The portfolio management team is responsible for implementing the strategy of the Fund as determined by the Investment Committee. While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. The members of the portfolio management team with primary and joint responsibility for the day-to-day management of the Fund's portfolio are Brent Newcomb and Chris Ottinger.
Brent Newcomb, Senior Managing Director of the Sub-Adviser
Mr. Newcomb joined the TortoiseEcofin family in 2014 and serves as a member of the Executive Committee and liaison to the Ecofin Advisory Board. He is also the President of Ecofin Investments, LLC. He is a member of investment committees for various Ecofin investment strategies and funds. Previously, Mr. Newcomb worked for GCM Grosvenor in Chicago, where he focused on hedge fund research and portfolio management. Prior to Grosvenor, Mr. Newcomb worked in the commercial banking industry with ABN-AMRO. Mr. Newcomb earned a Bachelor of Science in Business Administration from the University of Kansas and a Master of Business Administration from the University of Chicago Booth School of Business.
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Chris Ottinger, Vice President and Investment Analyst of the Adviser
Mr. Ottinger joined the Adviser in 2016. He currently serves as Vice President and Investment Analyst. Mr. Ottinger has followed the water sector since he joined the firm and is responsible for supporting daily management of this strategy. He earned a Bachelor of Science in finance with an information systems concentration from the University of Kansas. He earned his CFA designation in 2022.

This supplement should be retained with your Prospectus.
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Managed Portfolio Series

Ecofin Sustainable Water Fund
(the “Fund”)

Supplement dated August 1, 2022, to the
Statement of Additional Information
dated February 2, 2022 (“SAI”), as amended
_____________________________________________________________________________________

Effective immediately the section entitled “Portfolio Managers” beginning on page 48 of the SAI is hereby deleted and replaced with the following:
Investment Professionals
The Fund’s Investment Committee oversees all portfolio management activities and establishes the Fund’s strategy. The portfolio management team is responsible for implementing the strategy of the Fund as determined by the Investment Committee. While responsibility for monitoring, review, and analysis of individual securities is spread among various individual members of the portfolio management team, all portfolio management decisions and reviews are based on a team approach. The members of the portfolio management team with primary and joint responsibility for the day-to-day management of the Fund's portfolio are Brent Newcomb and Chris Ottinger.
The following table provides information regarding other accounts, excluding the Fund, managed by Messrs. Newcomb and Ottinger, including information regarding the number of managed accounts that pay a performance fee, as of June 30, 2022:

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

Brent Newcomb
	Registered investment companies	2	$297,963,419	0	$0
	Other pooled investment vehicles	4	$119,082,274	0	$0
	Other Accounts	3	$57,019,948	0	$0
Chris Ottinger
	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Conflicts of interest may arise because the investment professionals generally will be carrying on substantial investment activities for other clients in which the Fund will have no interest. The investment professionals must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts. Further, conflicts of interest arise when the Adviser, an affiliate, and/or certain employees of the Adviser or an affiliate, who may also be dual employees of the Adviser and an affiliate, own interests in registered funds managed by the Adviser or an affiliate or private funds sponsored by the Adviser or an affiliate. Conflicts of interest arise from the fact that related persons of the Adviser serve as general partner of other accounts the Adviser manages, and the affiliated general partner owns an interest in the other accounts and/or receives a carried interest in distributions by the accounts. The investment professionals may have financial incentives to favor certain of such accounts over the Fund. Certain of the funds and accounts managed by the investment professionals may invest in the equity securities of a particular company, while other funds and accounts managed by the investment professionals may invest in the debt securities of the same company. Proprietary accounts and other customer accounts managed by the investment professionals may compete with the Fund for specific trades. The investment professionals may buy or sell securities for the Fund that differs from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to the Fund’s.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.
Situations may occur in which the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, thereby limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. The Adviser and/or investment personnel may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to the Adviser by that other fund.
The Fund’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with Sustainable Water Companies. In addition, to the extent the Adviser sources, contemplates, structures, or makes private investments in Sustainable Water Companies, certain employees of the Adviser may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in a Sustainable Water Company about which the Adviser has material nonpublic information.
The Fund’s investment opportunities may be limited by investment opportunities in companies that the Adviser is evaluating for other clients. To the extent a potential investment is appropriate for the Fund and one or more other clients, the Adviser will need to fairly allocate that investment to the Fund or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may arise an attractive limited investment opportunity suitable for the Fund in which it cannot invest under the particular allocation method being used for that investment.
Under the 1940 Act, the Fund and their affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Adviser will not co-invest its other clients’ assets in negotiated private transactions in which the Fund invests. To the extent the Fund is not precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and the Fund’s affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Fund.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Fund. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objectives as the Fund’s.
The compensation for each of Messrs. Newcomb and Ottinger is pursuant to an employment-related agreement. Under these employment-related agreements, they each receive base salary compensation and are eligible for an annual bonus. A portion of the bonus amount may be deferred for certain key employees and may increase over a defined vesting period based on a measured rate of return tied to the applicable entity’s performance. Investment professionals do not receive any direct compensation from the Fund or any other of the managed accounts reflected in the table above. Mr. Newcomb owns an equity interest in TortoiseEcofin Investments, LLC, which indirectly wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser. The Adviser’s earnings are based in part on the value of assets held in the Fund’s portfolio, as the Adviser’s fee to the Fund is a percentage of the daily net assets of the Fund.
The following indicates the dollar range of Fund shares beneficially owned by the investment professionals as of June 30, 2022:

Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Name of Portfolio Manager
Brent Newcomb	None
Chris Ottinger	None

This supplement should be retained with your SAI for future reference.
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